                                                                 EXHIBIT 4(d)(i)


                                   INDENTURE

                                    between

                           GENERAL MOTORS CORPORATION

                                      and

                            WILMINGTON TRUST COMPANY

                       Dated as of ________________, 1997

                         JUNIOR SUBORDINATED DEBENTURES

                               TABLE OF CONTENTS

                                                                                              Page
ARTICLE 1 DEFINITIONS.........................................................................  1
     SECTION 1.1    Definitions...............................................................  1
     Additional Provisions ...................................................................  1
     Affiliate ...............................................................................  1
     Authenticating Agent.....................................................................  2
     Bankruptcy Law...........................................................................  2
     Board of Directors.......................................................................  2
     Board Resolution.........................................................................  2
     Business Day.............................................................................  2
     Certificate..............................................................................  2
     Certificate of Authentication ...........................................................  2
     Commission...............................................................................  2
     Common Securities .......................................................................  2
     Common Securities Guarantee .............................................................  2
     Corporation .............................................................................  2
     Custodian ...............................................................................  2
     Declaration .............................................................................  2
     Default .................................................................................  2
     Defaulted Interest.......................................................................  3
     Defeasance Agent.........................................................................  3
     Depository Institution...................................................................  3
     Discharged...............................................................................  3
     Event of Default.........................................................................  3
     Exchange Act.............................................................................  3
     General Motors Capital Trust.............................................................  3
     General Motors Common Stock .............................................................  3
     Global Security .........................................................................  3
     Indenture ...............................................................................  3
     Institutional Trustee ...................................................................  3
     Interest.................................................................................  3
     Interest Payment Date ...................................................................  3
     Mortgage.................................................................................  3
     Officers' Certificate ...................................................................  3
     Opinion of Counsel.......................................................................  4
     Other Financial Obligations .............................................................  4
     outstanding .............................................................................  4
     Person...................................................................................  4
     Predecessor Security.....................................................................  4
     Securities...............................................................................  4
     "Preferred Securities Guarantee .........................................................  5
     Principal Office of the Debt Trustee.....................................................  5
     Responsible Officer .....................................................................  5
     Security.................................................................................  5
     Securities...............................................................................  5
     Security Register .......................................................................  5

--------------------
* THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

     Securityholder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     holder of Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Subsidiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     Trust Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE 2 SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     SECTION 2.1    Forms Generally. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     SECTION 2.2    Form of Debt Trustee's Certificate of Authentication . . . . . . . . . . . . . . .  6
     SECTION 2.3    Amount Unlimited; Issuable in Series.. . . . . . . . . . . . . . . . . . . . . . .  6
     SECTION 2.4    Authentication and Dating. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     SECTION 2.5    Date and Denomination of Securities. . . . . . . . . . . . . . . . . . . . . . . .  9
     SECTION 2.6    Execution of Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     SECTION 2.7    Exchange and Registration of Transfer of Securities. . . . . . . . . . . . . . . . 10
     SECTION 2.8    Mutilated, Destroyed, Lost or Stolen Securities. . . . . . . . . . . . . . . . . . 11
     SECTION 2.9    Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     SECTION 2.10   Cancellation of Securities Paid, etc.. . . . . . . . . . . . . . . . . . . . . . . 12
     SECTION 2.11   Global Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE 3 PARTICULAR COVENANTS OF THE CORPORATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     SECTION 3.1    Payment of Principal, Premium and Interest . . . . . . . . . . . . . . . . . . . . 13
     SECTION 3.2    Offices for Notices and Payments, etc. . . . . . . . . . . . . . . . . . . . . . . 13
     SECTION 3.3    Appointments to Fill Vacancies in Debt Trustee's Office. . . . . . . . . . . . . . 13
     SECTION 3.4    Provision as to Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     SECTION 3.5    Certificate to Debt Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     SECTION 3.6    Compliance with Consolidation Provisions . . . . . . . . . . . . . . . . . . . . . 14
     SECTION 3.7    Limitation on Dividends; Transactions with Affiliates. . . . . . . . . . . . . . . 14
     SECTION 3.8    Covenants as to General Motors Capital Trusts. . . . . . . . . . . . . . . . . . . 15
     SECTION 3.9    Notice of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

ARTICLE 4 SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE  . . . . . . . . . . . . . 15
     SECTION 4.1    Securityholders' Lists . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     SECTION 4.2    Preservation and Disclosure of Lists.. . . . . . . . . . . . . . . . . . . . . . . 16
     SECTION 4.3    Reports by Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     SECTION 4.4    Reports by the Debt Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE 5 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT  . . . . . . . . . . . . . . 18
     SECTION 5.1    Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     SECTION 5.2    Payment of Securities on Default; Suit Therefor. . . . . . . . . . . . . . . . . . 19
     SECTION 5.3    Application of Moneys Collected by Debt Trustee. . . . . . . . . . . . . . . . . . 20
     SECTION 5.4    Proceedings by Securityholders . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     SECTION 5.5    Proceedings by Debt Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     SECTION 5.6    Remedies Cumulative and Continuing . . . . . . . . . . . . . . . . . . . . . . . . 21
     SECTION 5.7    Direction of Proceedings and Waiver of Defaults by Majority of Securityholders . . 22
     SECTION 5.8    Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     SECTION 5.9    Undertaking to Pay Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

ARTICLE 6 CONCERNING THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     SECTION 6.1    Duties and Responsibilities of Debt Trustee. . . . . . . . . . . . . . . . . . . . 23
     SECTION 6.2    Reliance on Documents, Opinions, etc.. . . . . . . . . . . . . . . . . . . . . . . 24

     SECTION 6.3    No Responsibility for Recitals, etc. . . . . . . . . . . . . . . . . . . . . . . . 25
     SECTION 6.4    Debt Trustee, Authenticating Agent, Paying Agents, Transfer Agents or
                    Registrar May Own Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     SECTION 6.5    Moneys to be Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     SECTION 6.6    Compensation and Expenses of Debt Trustee. . . . . . . . . . . . . . . . . . . . . 25
     SECTION 6.7    Officers' Certificate as Evidence. . . . . . . . . . . . . . . . . . . . . . . . . 26
     SECTION 6.8    Conflicting Interest of Debt Trustee . . . . . . . . . . . . . . . . . . . . . . . 26
     SECTION 6.9    Eligibility of Debt Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     SECTION 6.10   Resignation or Removal of Debt Trustee . . . . . . . . . . . . . . . . . . . . . . 26
     SECTION 6.11   Acceptance by Successor Debt Trustee . . . . . . . . . . . . . . . . . . . . . . . 27
     SECTION 6.12   Succession by Merger, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     SECTION 6.13   Limitation on Rights of Debt Trustee as a Creditor . . . . . . . . . . . . . . . . 28
     SECTION 6.14   Authenticating Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

ARTICLE 7    CONCERNING THE SECURITYHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     SECTION 7.1    Action by Securityholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     SECTION 7.2    Proof of Execution by Securityholders. . . . . . . . . . . . . . . . . . . . . . . 30
     SECTION 7.3    Who Are Deemed Absolute Owners . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     SECTION 7.4    Securities Owned by Corporation Deemed Not Outstanding . . . . . . . . . . . . . . 30
     SECTION 7.5    Revocation of Consents; Future Holders Bound . . . . . . . . . . . . . . . . . . . 30

ARTICLE 8    SECURITYHOLDERS' MEETINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     SECTION 8.1    Purposes of Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     SECTION 8.2    Call of Meetings by Debt Trustee . . . . . . . . . . . . . . . . . . . . . . . . . 31
     SECTION 8.3    Call of Meetings by Corporation or Securityholders . . . . . . . . . . . . . . . . 31
     SECTION 8.4    Qualifications for Voting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     SECTION 8.5    Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 8.6    Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

ARTICLE 9    SUPPLEMENTAL INDENTURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 9.1    Supplemental Indentures without Consent of Securityholders . . . . . . . . . . . . 32
     SECTION 9.2    Supplemental Indentures with Consent of Securityholders. . . . . . . . . . . . . . 33
     SECTION 9.3    Compliance with Trust Indenture Act; Effect of Supplemental Indentures . . . . . . 34
     SECTION 9.4    Notation on Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     SECTION 9.5    Evidence of Compliance of Supplemental Indenture to be Furnished Debt Trustee. . . 35

ARTICLE 10   CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE . . . . . . . . . . . . . . . . . . . . 35
     SECTION 10.1   Corporation May Consolidate, etc., on Certain Terms. . . . . . . . . . . . . . . . 35
     SECTION 10.2   Successor Corporation to be Substituted for Corporation. . . . . . . . . . . . . . 35
     SECTION 10.3   Opinion of Counsel to be Given Debt Trustee. . . . . . . . . . . . . . . . . . . . 36

ARTICLE 11   SATISFACTION AND DISCHARGE OF INDENTURE . . . . . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 11.1   Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 11.2   Deposited Moneys and U.S. Government Obligations to be Held in
                    Trust by Debt Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 11.3   Paying Agent to Repay Moneys Held. . . . . . . . . . . . . . . . . . . . . . . . . 36
     SECTION 11.4   Return of Unclaimed Moneys . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     SECTION 11.5   Defeasance Upon Deposit of Moneys or U.S. Government Obligations . . . . . . . . . 37

ARTICLE 12   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS . . . . . . . . . . . . . 38
     SECTION 12.1   Indenture and Securities Solely Corporate Obligations  . . . . . . . . . . . . . . 38

ARTICLE 13     MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38

     SECTION 13.1   Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     SECTION 13.2   Official Acts by Successor Corporation . . . . . . . . . . . . . . . . . . . . . . 38
     SECTION 13.3   Surrender of Corporation Powers. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 13.4   Addresses for Notices, etc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 13.5   Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 13.6   Evidence of Compliance with Conditions Precedent . . . . . . . . . . . . . . . . . 39
     SECTION 13.7   Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 13.8   Trust Indenture Act to Control . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 13.9   Table of Contents, Headings, etc.. . . . . . . . . . . . . . . . . . . . . . . . . 40
     SECTION 13.10  Execution in Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     SECTION 13.11  Separability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     SECTION 13.12  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     SECTION 13.13  Acknowledgment of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

ARTICLE 14     REDEMPTION OF SECURITIES -- MANDATORY AND OPTIONAL SINKING FUND . . . . . . . . . . . . 41
     SECTION 14.1   Applicability of Article . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     SECTION 14.2   Notice of Redemption; Selection of Securities. . . . . . . . . . . . . . . . . . . 41
     SECTION 14.3   Payment of Securities Called for Redemption. . . . . . . . . . . . . . . . . . . . 41
     SECTION 14.4   Mandatory and Optional Sinking Fund. . . . . . . . . . . . . . . . . . . . . . . . 42

ARTICLE 15     SUBORDINATION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     SECTION 15.1   Agreement to Subordinate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     SECTION 15.2   Default on Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     SECTION 15.3   Liquidation; Dissolution; Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . 44
     SECTION 15.4   Subrogation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
     SECTION 15.5   Debt Trustee to Effectuate Subordination . . . . . . . . . . . . . . . . . . . . . 46
     SECTION 15.6   Notice by the Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     SECTION 15.7   Rights of the Debt Trustee; Holders of Senior Indebtedness and Other
                    Financial Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     SECTION 15.8   Subordination May Not Be Impaired. . . . . . . . . . . . . . . . . . . . . . . . . 47

                             CROSS-REFERENCE TABLE

of provisions of the Trust Indenture Act to the provisions of the Indenture dated as of ___________________, 1997 between General Motors Corporation and Wilmington Trust Company, as Debt Trustee:

ACT SECTION                                                  INDENTURE SECTION
310(a)(1). . . . . . . . . . . . . . . . . . . . . . . . .   6.9

310(a)(2). . . . . . . . . . . . . . . . . . . . . . . . .   6.9
310(a)(3). . . . . . . . . . . . . . . . . . . . . . . . .   N/A

310(a)(4). . . . . . . . . . . . . . . . . . . . . . . . .   N/A
310(b) . . . . . . . . . . . . . . . . . . . . . . . . . .   6.8; 6.10(a), (b) and (d)
310(c) . . . . . . . . . . . . . . . . . . . . . . . . . .   N/A
311(a) and (b) . . . . . . . . . . . . . . . . . . . . . .   6.13
311(c) . . . . . . . . . . . . . . . . . . . . . . . . . .   N/A
312(a) . . . . . . . . . . . . . . . . . . . . . . . . . .   4.1; 4.2(a)
312(b) and (c) . . . . . . . . . . . . . . . . . . . . . .   4.2(b) and (c)
313(a) . . . . . . . . . . . . . . . . . . . . . . . . . .   4.4(a)
313(b)(1). . . . . . . . . . . . . . . . . . . . . . . . .   N/A
313(b)(2). . . . . . . . . . . . . . . . . . . . . . . . .   4.4(b)
313(c) . . . . . . . . . . . . . . . . . . . . . . . . . .   4.4(c)
313(d) . . . . . . . . . . . . . . . . . . . . . . . . . .   4.4(d)
314(a) . . . . . . . . . . . . . . . . . . . . . . . . . .   4.3
314(b) . . . . . . . . . . . . . . . . . . . . . . . . . .   N/A
314(c)(1) and (2). . . . . . . . . . . . . . . . . . . . .   13.6
314(c)(3). . . . . . . . . . . . . . . . . . . . . . . . .   N/A
314(d) . . . . . . . . . . . . . . . . . . . . . . . . . .   N/A
314(e) . . . . . . . . . . . . . . . . . . . . . . . . . .   13.0
314(f) . . . . . . . . . . . . . . . . . . . . . . . . . .   N/A
315(a), (c) and (d). . . . . . . . . . . . . . . . . . . .   6.1
315(b) . . . . . . . . . . . . . . . . . . . . . . . . . .   5.8
315(e) . . . . . . . . . . . . . . . . . . . . . . . . . .   5.9
316(a)(1). . . . . . . . . . . . . . . . . . . . . . . . .   5.1; 5.7
316(a)(2). . . . . . . . . . . . . . . . . . . . . . . . .   Omitted
316(a) last sentence . . . . . . . . . . . . . . . . . . .   7.4
316(b) . . . . . . . . . . . . . . . . . . . . . . . . . .   5.4
317(a) . . . . . . . . . . . . . . . . . . . . . . . . . .   5.2
317(b) . . . . . . . . . . . . . . . . . . . . . . . . . .   3.4(a)
318(a) . . . . . . . . . . . . . . . . . . . . . . . . . .   13.8


THIS CROSS-REFERENCE TABLE IS NOT PART OF THE INDENTURE AS EXECUTED.

     THIS INDENTURE, dated as of ____________, 1997, between General Motors Corporation, a Delaware corporation (hereinafter sometimes called the "Corporation"), and the Wilmington Trust Company, a Delaware banking corporation, as trustee (hereinafter sometimes called the "Debt Trustee"),

                             W I T N E S S E T H :

     WHEREAS, for its lawful corporate purposes, the Corporation has duly authorized the issuance from time to time of its junior subordinated unsecured debentures, notes or other evidence of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Corporation has duly authorized the execution of this Indenture; and

     WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

     NOW, THEREFORE, this Indenture Witnesseth:

     In consideration of the premises, and the purchase of the Securities by the holders thereof, the Corporation covenants and agrees with the Debt Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or of a series thereof, as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1    Definitions.

     The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture which are defined in the Trust Indenture Act, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Additional Provisions" shall have the meaning given to such term in
Section 15.1.

     "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote, 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

     "Authenticating Agent" shall mean any agent or agents of the Debt Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

     "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

     "Board of Directors" shall mean the Board of Directors or the Executive Committee or any other duly authorized committee thereof of the Corporation.

     "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

     "Business Day" shall mean, with respect to any series of Securities, any day other than a day on which Federal or State banking institutions in New York, New York or Wilmington, Delaware are authorized or obligated by law, executive order or regulation to close.

     "Certificate" shall mean a certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Corporation.

     "Certificate of Authentication" shall mean the certificate issued by the Debt Trustee or the Authenticating Agent as to the form of Security issued under the Indenture.

     "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities" shall mean undivided beneficial ownership interests in the assets of a General Motors Capital Trust which rank pari passu with Preferred Securities issued by such General Motors Capital Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

     "Common Securities Guarantee" shall mean, with respect to a General Motors Capital Trust, any guarantee that the Corporation may enter into with any Person or Persons that operate directly or indirectly for the benefit of holders of Common Securities of such General Motors Capital Trust.

     "Corporation" shall mean General Motors Corporation, a Delaware corporation, and, subject to the provisions of Article Ten, shall include its successors and assigns.

     "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

     "Debt Trustee" shall mean the Person identified as "Debt Trustee" in the first paragraph hereof, and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Debt Trustee hereunder. The term "Debt Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

     "Declaration", with respect to a General Motors Capital Trust, shall mean the Declaration of Trust, as amended, of such General Motors Capital Trust.

     "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulted Interest" shall have the meaning given to such term in Section 2.5.

     "Defeasance Agent" shall have the meaning given to such term in Section 11.5(c).

     "Depository Institution" shall mean, with respect to Securities of any series, for which the Corporation shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, The Philadelphia Depository Trust Company, Philadelphia, Pennsylvania, another clearing agency, or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable statute or regulation, which, in each case, shall be designated by the Corporation pursuant to either Section 2.3 or 2.11.

     "Discharged" shall have the meaning given to such term in Section 11.5(b).

     "Event of Default" shall mean, with respect to any series of Securities, any event specified in Section 5.1, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "General Motors Capital Trust" shall mean each of General Motors Capital Trust D and General Motors Capital Trust G, each a Delaware business trust, or any other similar trust created for the purpose of issuing securities in connection with the issuance of Securities under this Indenture.

     "General Motors Common Stock" shall mean the common stock of the Corporation (including, without limitation, the Class H Common Stock, par value $0.10 per share, of the Corporation, the Common Stock, par value $1 2/3 per share, of the Corporation and all other classes of common stock of the Corporation now or hereafter issued) or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     "Global Security" means, with respect to any series of Securities, a Security executed by the Corporation and delivered by the Debt Trustee to the Depository Institution or pursuant to the Depository Institution's instruction, all in accordance with the Indenture, which shall be registered in the name of the applicable Depository Institution or its nominee.

     "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of particular series of Securities established as contemplated hereunder.

     "Institutional Trustee", with respect to a General Motors Capital Trust, has the meaning set forth in the Declaration of such General Motors Capital Trust.

     "Interest" shall mean, when used with respect to non-interest bearing Securities, interest payable at maturity.

     "Interest Payment Date", when used with respect to any installment of interest on a Security of a particular series, shall mean the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

     "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

     "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Corporation and delivered to the Debt Trustee. Each such certificate shall include the statements provided for in Section 13.6 if and to the extent provided by the provisions of such Section.

     "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel experienced in the matters as to which such opinion is being delivered, who may be an employee of or counsel to the Corporation, or may be other counsel satisfactory to the Debt Trustee. Each such opinion shall include the statements provided for in Section 13.6 if and to the extent required by the provisions of such Section.

     "Other Financial Obligations" means all obligations of the Corporation to make payment pursuant to the terms of financial instruments, such as (i) securities contracts and foreign currency exchange contracts, (ii) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, commodity option contracts and (iii) in the case of both (i) and (ii) above, similar financial instruments, other than
(A) obligations on account of Senior Indebtedness and (B) obligations on account of indebtedness for money borrowed ranking pari passu with or subordinate to the Securities.

     The term "outstanding" (except as otherwise provided in Section 7.1), when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Debt Trustee or the Authenticating Agent under this Indenture, except

          (a) Securities theretofore canceled by the Debt Trustee or the Authenticating Agent or delivered to the Debt Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Debt Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article Fourteen provided or provision satisfactory to the Debt Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.8 unless proof satisfactory to the Corporation and the trustee is presented that any such Securities are held by bona fide holders in due course.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.8 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Preferred Securities" shall mean undivided beneficial ownership interests in the assets of a General Motors Capital Trust which rank pari passu with Common Securities issued by such General Motors Capital Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

     "Preferred Securities Guarantee" shall mean, with respect to a General Motors Capital Trust, any guarantee that the Corporation may enter into with Wilmington Trust Company or other Persons that operate directly or indirectly for the benefit of holders of Preferred Securities of such General Motors Capital Trust.

     "Principal Office of the Debt Trustee", or other similar term, shall mean the principal office of the Debt Trustee, at which at any particular time its corporate trust business shall be administered.

     "Responsible Officer" means, with respect to the Debt Trustee, any officer within the corporate trust office of the Debt Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the corporate trust office of the Debt Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Security" or "Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any security or securities, as the case may be, authenticated and delivered under this Indenture.

     "Security Register" shall have the meaning given to such term in Section
2.7.

     "Securityholder", "holder of Securities", or other similar terms, shall mean any person in whose name at the time a particular Security is registered on the register kept by the Corporation or the Debt Trustee for that purpose in accordance with the terms hereof.

     "Senior Indebtedness" means, with respect to the Corporation, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Corporation for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Corporation, (ii) all capital lease obligations of the Corporation, (iii) all obligations of the Corporation issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Corporation and all obligations of the Corporation under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of the Corporation for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which the Corporation is responsible or liable as obligor, guarantor or otherwise and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of the Corporation (whether or not such obligation is assumed by the Corporation), except that Senior Indebtedness shall not include (i) the Securities and any such indebtedness that is by its terms subordinated to or ranks pari passu with the Securities and (ii) any indebtedness between and among the Corporation or its affiliates, including all other debt securities and guarantees in respect to those debt securities, issued to any other trust, or a trustee of such trust, partnership or other entity affiliated with the Corporation that is a financing vehicle of the Corporation (a "financing entity") in connection with the issuance by such financing entity of Preferred Securities or other securities that rank pari passu with, or junior to, the Preferred Securities.

     "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as in force at the date of execution of this Indenture, except as provided in Section 9.3.

     "Trust Securities" shall mean, with respect to a General Motors Capital Trust, Common Securities and Preferred Securities of such General Motors Capital Trust.

     "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                  ARTICLE 2

                                  SECURITIES

     SECTION 2.1    Forms Generally.

     The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution and as set forth in an Officers' Certificate of the Corporation or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or all as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 2.2    Form of Debt Trustee's Certificate of Authentication.

     The Debt Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

     [                                   ]
     as Debt Trustee


     By _______________________________________
     Authorized Officer

     SECTION 2.3    Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of securities of that series from time to time authorized by or pursuant to a Board Resolution of the Corporation or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution of the Corporation and set forth in an Officers' Certificate of the Corporation or established in one or more indentures supplemental:

     (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

     (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.7, 2.8, 2.9, 9.4 or 14.3);

     (c) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

     (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates and the record dates for the determination of holders to whom interest is payable on any such Interest Payment Dates;

     (e) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable;

     (f) the right, if any, to extend the interest payment periods and the duration of such extension;

     (g) the price or prices at which, the period or periods within which, the event or events giving rise to, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Corporation, pursuant to any sinking fund or otherwise;

     (h) the obligation, if any, of the Corporation to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which, and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

     (i) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

     (j) any Events of Default with respect to the Securities of a particular series, if not set forth herein;

     (k) the form of the Securities of the series including the form of the Certificate of Authentication of such series;

     (l) any trustee, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series;

     (m)  whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository Institution for such Global Security or Securities, and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.7, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in
Section 2.7, and any other terms of the series relating to the global nature of the Global Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon; and

     (n) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Corporation, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation and delivered to the Debt Trustee at or prior to the delivery of the Officers' Certificate of the Corporation setting forth the terms of the series.

     SECTION 2.4    Authentication and Dating.

     At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities of any series executed by the Corporation to the Debt Trustee for authentication, and the Debt Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Corporation, signed by its Chairman of the Board of Directors, President or one of its Vice Presidents and by its Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, without any further action by the Corporation hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Debt Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon:

     (a) a copy of any Board Resolution or Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Corporation;

     (b)  an executed supplemental indenture, if any;

     (c) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 2.1 and 2.3, respectively; and

     (d) an Opinion of Counsel prepared in accordance with Section 13.6 which shall also state:

          (i) that the form of such Securities has been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.1 in conformity with the provisions of this Indenture;

          (ii) that the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.3 in conformity with the provisions of this Indenture;

          (iii)that such Securities, when authenticated and delivered by the Debt Trustee and issued by the Corporation in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Corporation;

          (iv) that all laws and requirements in respect of the execution and delivery by the Corporation of the Securities have been complied with and that authentication and delivery of the Securities by the Debt Trustee will not violate the terms of the Indenture; and

          (v)  such other matters as the Debt Trustee may reasonably request.

     The Debt Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Debt Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Debt Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Debt Trustee to personal liability to existing holders.

     SECTION 2.5    Date and Denomination of Securities.

     The Securities shall be issuable as registered Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any series, the Securities of such Series shall be issuable in the denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Corporation executing the same may determine with the approval of the Debt Trustee as evidenced by the execution and authentication thereof.

     Every Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by Section 2.3. The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.1.

     Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for any Security of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder, and such Defaulted Interest shall be paid by the Corporation, at its election, as provided in clause (1) or clause (2) below:

     (a) The Corporation may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Corporation shall notify the Debt Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Corporation shall deposit with the Debt Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Debt Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Debt Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Debt Trustee of the notice of the proposed payment. The Debt Trustee shall promptly notify the Corporation of such special record date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

     (b) The Corporation may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Debt Trustees of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Debt Trustee.

     Unless otherwise set forth in a Board Resolution of the Corporation or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.1 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month in which an Interest Payment Date established for such series pursuant to Section 2.1 hereof shall occur, if such Interest Payment Date is the last day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to
Section 2.1 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

     Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

     SECTION 2.6    Execution of Securities.

     The Securities shall be signed in the name and on behalf of the Corporation by the facsimile signature of its Chairman of the Board of Directors, President or one of its Vice Presidents and by the facsimile signature of its Treasurer, one of its Assistant Treasurers, Secretary or one of its Assistant Secretaries, under its corporate seal which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Securities as shall bear thereon a Certificate of Authentication substantially in the form hereinbefore recited, executed by the Debt Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Debt Trustee or the Authenticating Agent upon any Security executed by the Corporation shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Corporation who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Debt Trustee or the Authenticating Agent, or disposed of by the Corporation, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Corporation; and any Security may be signed on behalf of the Corporation by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Corporation, although at the date of the execution of this Indenture any such person was not such an officer.

     SECTION 2.7    Exchange and Registration of Transfer of Securities.

     Subject to Section 2.3(i), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the Principal Office of the Debt Trustee or at any office or agency to be maintained by the Corporation for such purpose as provided in Section 3.2, and the Corporation or the Debt Trustee shall execute and register and the Debt Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Security of any series at the Principal Office of the Debt Trustee or at any office or agency of the Corporation maintained for such purpose as provided in Section 3.2, the Corporation or the Debt Trustee shall execute and register and the Debt Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Debt Trustee or by any agent of the Corporation appointed pursuant to Section 3.2, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

     The Corporation or the Debt Trustee shall keep, at the Principal Office of the Debt Trustee, a register for each series of Securities issued hereunder (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation or the Debt Trustee shall register all Securities and shall register the transfer of all Securities as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

     All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Corporation or the Debt Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Debt Trustee or the Authenticating Agent duly executed by, the holder or his attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Securities, but the Corporation or the Debt Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

     The Corporation or the Debt Trustee shall not be required to exchange or register a transfer of (a) any Security for a period of 15 days next preceding the date of selection of Securities of such series for redemption, or (b) any Securities of any series selected, called or being called for redemption in whole or in part, except in the case of any Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

     SECTION 2.8    Mutilated, Destroyed, Lost or Stolen Securities.

     In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Corporation shall execute, and upon its request the Debt Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Corporation and the Debt Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation and the Debt Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     The Debt Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Corporation. Upon the issuance of any substituted Security, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Corporation may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Corporation and the Debt Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Corporation and to the Debt Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

     Every substituted Security of any series issued pursuant to the provisions of this Section 2.8 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.9    Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Corporation may execute and the Debt Trustee shall authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Corporation. Every such temporary Security shall be executed by the Corporation and be authenticated by the Debt Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Corporation will execute and deliver to the Debt Trustee or the Authenticating Agent definitive Securities and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the Principal Office of the Debt Trustee or at any office or agency maintained by the Corporation for such purpose as provided in Section 3.2, and the Debt Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of such definitive Securities. Such exchange shall be made by the Corporation at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Corporation may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

     SECTION 2.10   Cancellation of Securities Paid, etc.

     All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Corporation or any paying agent, be surrendered to the Debt Trustee and promptly canceled by it, or, if surrendered to the Debt Trustee or any Authenticating Agent, shall be promptly canceled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Securities canceled by any Authenticating Agent shall be delivered to the Debt Trustee. The Debt Trustee shall destroy canceled Securities and shall deliver a certificate of such destruction to the Corporation. If the Corporation shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Debt Trustee for cancellation.

     SECTION 2.11  Global Securities.

     (a) If the Corporation shall establish pursuant to Section 2.3 that the Securities of a particular series are to be issued as a Global Security, then the Corporation shall execute and the Debt Trustee shall, in accordance with
Section 2.4, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such series, (ii) shall be registered in the name of the Depository Institution or its nominee,
(iii) shall be delivered by the Debt Trustee to the Depository Institution or pursuant to the Depository Institution's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in
Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository Institution or to a successor Depository Institution or to a nominee of such successor Depository Institution."

     (b) Notwithstanding the provisions of Section 2.7, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.7, only to another nominee of the Depository Institution for such series or to a successor Depository Institution for such series selected or approved by the Corporation or to a nominee of such successor Depository Institution.

     (c) If at any time the Depository Institution for a series of the Securities notifies the Corporation that it is unwilling or unable to continue as Depository Institution for such series or if at any time the Depository Institution for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depository Institution for such series is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Securities of such series and the Corporation will execute, and subject to Section 2.7, the Debt Trustee will authenticate and deliver, the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Corporation may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Corporation will execute and, subject to Section 2.7, the Debt Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Corporation, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Debt Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depository Institution, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Debt Trustee. The Debt Trustee shall deliver such Securities to the Depository Institution for delivery to the Persons in whose names such Securities are so registered.

                            ARTICLE 3

             PARTICULAR COVENANTS OF THE CORPORATION.

     SECTION 3.1    Payment of Principal, Premium and Interest.

     The Corporation covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest on, each of the Securities of that series at the place, at the respective times and in the manner provided in such Securities. Each installment of interest on the Securities of any series may be paid at the option of the Corporation by mailing checks payable to the order of the holders of Securities entitled thereto as they appear on the Security Register.

     SECTION 3.2    Offices for Notices and Payments, etc.

     So long as any of the Securities remains outstanding, the Corporation will designate and maintain in Wilmington, Delaware or New York, New York an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided, an office or agency where notices and demands to or upon the Corporation in respect of the Securities of that series or of this Indenture may be served and an office or agency where the Securities of such series may be presented for payment. The Corporation will give to the Debt Trustee notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Corporation in a notice to the Debt Trustee, or specified as contemplated by Section 2.3, any such office or agency for all of the above purposes shall be the office or agency of the Debt Trustee in Wilmington, Delaware. In case the Corporation shall fail to maintain any such office or agency in Wilmington, Delaware or New York, New York or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Debt Trustee, and the Corporation hereby appoints the Debt Trustee as its agent to receive all such presentations, demands and notices.

     In addition to any such office or agency, the Corporation may from time to time designate one or more offices or agencies outside Wilmington, Delaware or New York, New York, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Corporation may from time to time rescind such designation, as the Corporation may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain any such office or agency in Wilmington, Delaware or New York, New York, for the purposes above mentioned. The Corporation will give to the Debt Trustee prompt written notice of any such designation or rescission thereof.

     SECTION 3.3    Appointments to Fill Vacancies in Debt Trustee's Office.

     The Corporation, whenever necessary to avoid or fill a vacancy in the office of Debt Trustee, will appoint, in the manner provided in Section 6.10, a Debt Trustee, so that there shall at all times be a Debt Trustee hereunder.

     SECTION 3.4    Provision as to Paying Agent.

     (a) If the Corporation shall appoint a paying agent other than the Debt Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Debt Trustee an instrument in which such agent shall agree with the Debt Trustee, subject to the provision of this
Section 3.4:

          (1) that it will hold all sums held by it as such agent for the payment of the principal of, and premium, if any, or interest, if any, on, the Securities of such series (whether such sums have been paid to it by the Corporation or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series;

          (2) that it will give the Debt Trustee notice of any failure by the Corporation (or by any other obligor on the Securities of such series) to make any payment of the principal of, and premium, if any, or interest, if any, on, the Securities of such series when the same shall be due and payable; and

          (3) at any time during the continuance of any such default, upon written request of the Debt Trustee, forthwith pay to the Debt Trustee all sums so held by such paying agent.

     (b) If the Corporation shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, interest, if any, on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Debt Trustee of any failure to take such action.

     (c) Anything in this Section 3.4 to the contrary notwithstanding, the Corporation may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Debt Trustee all sums held in trust for any such series by the Debt Trustee or any paying agent hereunder, as required by this Section 3.4, such sums to be held by the Debt Trustee upon the trusts herein contained.

     (d) Anything in this Section 3.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.4 is subject to Sections 11.3 and 11.4.

     SECTION 3.5    Certificate to Debt Trustee.

     The Corporation will deliver to the Debt Trustee, within 120 days after the end of each fiscal year, commencing with the first calendar year following the issuance of Securities of any series under this Indenture, so long as Securities of any series are outstanding hereunder, an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Corporation they would normally have knowledge of any default by the Corporation in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

     SECTION 3.6    Compliance with Consolidation Provisions.

     The Corporation will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other company unless the provisions of Article Ten hereof are complied with.

     SECTION 3.7    Limitation on Dividends; Transactions with Affiliates.

     If Securities are issued to a General Motors Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such General Motors Capital Trust and (i) there shall have occurred an Event of Default with respect to such Securities, or (ii) the Corporation shall be in default with respect to its payment of any obligations under a Preferred Securities Guarantee or Common Securities Guarantee relating to such General Motors Capital Trust, then the Corporation shall not (a) declare or pay any dividend on, make any distribution with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of General Motors Common Stock in connection with the satisfaction by the Corporation of its obligations under any employee benefit plans or any other contractual obligation of the Corporation (other than a contractual obligation ranking pari passu with or junior to the Securities), (ii) issuance of capital stock in connection with a recapitalization or reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock , in each case by merger or otherwise, or (iii) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such Company capital stock or the security being converted or exchanged), (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Corporation that rank pari passu with or junior to such Securities (including any other series of Securities issued to a General Motors Capital Trust) and (c) make any guarantee payments with respect to the foregoing (other than pursuant to a Preferred Securities Guarantee relating to such General Motors Capital Trust).

     SECTION 3.8    Covenants as to General Motors Capital Trusts.

     In the event Securities are issued to a General Motors Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such General Motors Capital Trust, for so long as such Trust Securities remain outstanding, the Corporation will (i) maintain 100% direct or indirect ownership of the Common Securities of such General Motors Capital Trust; provided, however, that any permitted successor of the Corporation under the Indenture may succeed to the Corporation's ownership of the Common Securities,
(ii) use its reasonable efforts to cause such General Motors Capital Trust (a) to remain a statutory business trust, except in connection with a distribution of Securities, the redemption of all of the Trust Securities of such General Motors Capital Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration relating to such General Motors Capital Trust, and (b) to otherwise continue not to be treated as an association taxable as a corporation or partnership for United States federal income tax purposes and
(iii) use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Securities.

     SECTION 3.9    Notice of Default.

     The Corporation shall file with the Debt Trustee written notice of the occurrence of any Event of Default within 30 business days of its becoming aware of any such Event of Default.

                            ARTICLE 4

            SECURITYHOLDERS' LISTS AND REPORTS BY THE
                     COMPANY AND THE TRUSTEE.

     SECTION 4.1    Securityholders' Lists.

     The Corporation covenants and agrees that it will furnish or cause to be furnished to the Debt Trustee:

     (a) on a semi-annual basis on each regular record date for each series of Securities, a list, in such form as the Debt Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date (and on dates to be determined pursuant to Section 2.3 for non-interest bearing securities in each year); and

     (b) at such other times as the Debt Trustee may request in writing, within 30 days after the receipt by the Corporation, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that no such lists need be furnished so long as the Debt Trustee is in possession thereof by reason of its acting as Security registrar for such series.

     SECTION 4.2    Preservation and Disclosure of Lists.

     (a) The Debt Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 4.1 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder.

     The Debt Trustee may destroy any list furnished to it as provided in
Section 4.1 upon receipt of a new list so furnished.

     (b) In case three or more holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Debt Trustee and furnish to the Debt Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Debt Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

          (1) afford such applicants access to the information preserved at the time by the Debt Trustee in accordance with the provisions of subsection (a) of this Section 4.2; or

          (2) inform such applicants as to the approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Debt Trustee in accordance with the provisions of subsection (a) of this
          Section 4.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Debt Trustee shall elect not to afford such applicants access to such information, the Debt Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Debt Trustee in accordance with the provisions of subsection (a) of this Section 4.2 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Debt Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Debt Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Debt Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Debt Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Debt Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Corporation and the Debt Trustee that neither the Corporation nor the Debt Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Debt Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 4.3    Reports by Company.

     (a) The Corporation covenants and agrees to file with the Debt Trustee, within 15 days after the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Corporation is not required to file information, documents or reports pursuant to either of such sections, then to file with the Debt Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Corporation covenants and agrees to file with the Debt Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Corporation covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Debt Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsections (a) and (b) of this Section
4.3 as may be required by rules and regulations prescribed from time to time by the Commission.

     (d) The Corporation covenants and agrees to furnish to the Debt Trustee within 120 days of the end of each fiscal year, the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act.

     SECTION 4.4    Reports by the Debt Trustee.

     (a) The term "reporting date", as used in this Section, shall be May 15 of each year, commencing with the first May 15 after the first issuance of Securities of a series for which the Debt Trustee is acting as Debt Trustee pursuant to this Indenture. Within 60 days after the reporting date in each year, the Debt Trustee shall transmit by mail to all holders of Securities as provided in Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date, if required by Section 313(a) of the Trust Indenture Act.

     (b) The Debt Trustee shall transmit to the Securityholders for each series, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Debt Trustee elects so to state, the circumstances surrounding the making thereof) made by the Debt Trustee (as such), since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 4.4 (or, if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such series on property or funds held or collected by it as Debt Trustee, and which it has not previously reported pursuant to this subsection, if such advances remaining unpaid at any time aggregate more than 10% of the principal amount of Securities for such series outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports pursuant to this Section 4.4 shall be transmitted by mail, first class postage prepaid to all holders of Securities as required by Section 313(c) of the Trust Indenture Act.

     (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Debt Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Commission. The Corporation will notify the Debt Trustee when and as the Securities of any series become listed on any stock exchange.

     (e) The Debt Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

                                  ARTICLE 5

                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                             ON EVENT OF DEFAULT.

     SECTION 5.1    Events of Default.

     In case one or more of the following Events of Default with respect to Securities of any series or such other events as may be established with respect to the Securities of that series as contemplated by Section 2.3 hereof shall have occurred and be continuing:

     (a) default in the payment of any installment of interest upon any Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Corporation in accordance with the terms of any particular series of Securities established as contemplated in this Indenture, shall not constitute a default in the payment of interest for purposes of this Indenture; or

     (b) default in the payment of all or any part of the principal of, or premium, if any, on, any Securities of that series as and when the same shall become due and payable either at maturity, upon redemption (including redemption for a sinking fund, if any), by declaration or otherwise; or

     (c) default in the performance, or breach, of any covenant or warranty of the Corporation in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than those set forth exclusively in terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Debt Trustee or to the Corporation and the Debt Trustee by the holders of at least 25% in principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

     (e) the Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

     (f) in the event Securities of such series are issued to a General Motors Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by such General Motors Capital Trust, such General Motors Capital Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of Securities to holders of Trust Securities in liquidation of their interests in such General Motors Capital Trust, (ii) the redemption of all of the outstanding Trust Securities of such General Motors Capital Trust or
(iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such General Motors Capital Trust.

     If an Event of Default with respect to a series of Securities occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Debt Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Corporation (and to the Debt Trustee if given by Securityholders), may declare the entire principal of all Securities of that series and the interest accrued thereon and unpaid, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Corporation shall pay or shall deposit with the Debt Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities of such series (or at the respective rates of interest of all the Securities, as the case may be), to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Debt Trustee and each predecessor Debt Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Debt Trustee and each predecessor Debt Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of or premium, if any, on Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided in this Indenture, then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Corporation and to the Debt Trustee, may waive all defaults with respect to that series (or with respect to all Securities, as the case may be, in such case, treated as a single class) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     In case the Debt Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Debt Trustee, then and in every such case the Corporation, the Debt Trustee and the holders of the applicable Securities, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Corporation, the Debt Trustee and the holders of such Securities shall continue as though no such proceedings had been taken.

     SECTION 5.2    Payment of Securities on Default; Suit Therefor.

     The Corporation covenants that (a) in case an Event of Default with respect to a series of Securities under Section 5.1(a), (b), (c) or (f) shall have occurred and be continuing, then, upon demand of the Debt Trustee, the Corporation will pay to the Debt Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by a General Motors Capital Trust or a trustee of such trust, without duplication of any other amounts paid by General Motors Capital Trust or trustee in respect thereof) upon the overdue installments of interest at the rate borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Debt Trustee, its agents, attorneys and counsel, and any other amounts owing to the Debt Trustee hereunder other than through its negligence or bad faith.

     In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Debt Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor on such Securities and collect in the manner provided by law out of the property of the Corporation or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

     In case an Event of Default with respect to a series of Securities under
Section 5.1(d) or (e) shall have occurred, the Debt Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Debt Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Debt Trustee (including any claim for reasonable compensation to the Debt Trustee and each predecessor Debt Trustee, and their respective agents, attorneys and counsel, and for any other amounts owing to the Debt Trustee and each predecessor Debt Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Corporation or any other obligor on the Securities of any series, or to the creditors or property of the Corporation or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Debt Trustee, and, in the event that the Debt Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Debt Trustee such amounts as shall be sufficient to cover reasonable compensation to the Debt Trustee, each predecessor Debt Trustee and their respective agents, attorneys and counsel, and all other amounts owing to the Debt Trustee and each predecessor

Debt Trustee except as a result of negligence or bad faith.

     Nothing herein contained shall be construed to authorize the Debt Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Debt Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Debt Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Debt Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

     In any proceedings brought by the Debt Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Debt Trustee shall be a party) the Debt Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

     SECTION 5.3    Application of Moneys Collected by Debt Trustee.

     Any moneys collected by the Debt Trustee shall be applied in the order following, at the date or dates fixed by the Debt Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

     First: To the payment of costs and expenses of collection applicable to such series and reasonable compensation to the Debt Trustee, its agents, attorneys and counsel, and of all other amounts owing to the Debt Trustee except as a result of its negligence or bad faith;

     Second: To the payment of all Senior Indebtedness and Other Financial Obligations of the Corporation if and to the extent required by Article Fifteen;

     Third: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any), and interest on the Securities of such series, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively.

     SECTION 5.4    Proceedings by Securityholders.

     No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Debt Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Debt Trustee to institute such action, suit or proceeding in its own name as Debt Trustee hereunder and shall have offered to the Debt Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Debt Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Debt Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

     Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest, if any, on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Debt Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Debt Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 5.5    Proceedings by Debt Trustee.

     In case of an Event of Default hereunder the Debt Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Debt Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Debt Trustee by this Indenture or by law.

     SECTION 5.6    Remedies Cumulative and Continuing.

     Except as otherwise provided in the last paragraph of Section 2.8 with respect to the replacement or payment of mutilated, lost or stolen Securities, all powers and remedies given by this Article Five to the Debt Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Debt Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such series, and no delay or omission of the Debt Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.4, every power and remedy given by this Article Five or by law to the Debt Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Debt Trustee or by the Securityholders.

 SECTION 5.7 Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

     The holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee; provided, however, that (subject to the provisions of Section 6.1) the Debt Trustee shall have the right to decline to follow any such direction if the Debt Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Debt Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Debt Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Debt Trustee in personal liability. Prior to any declaration accelerating the maturity of any series of the Securities, or of all the Securities, as the case may be, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default including any default established pursuant to
Section 2.3 and its consequences except a default (a) in the payment of principal of, premium, if any, or interest on any of the Securities, (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected, or (c) a default of the covenants contained in Section 3.6; provided, however, that if the Securities of such series are held by a General Motors Capital Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable General Motors Capital Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities of the applicable General Motors Capital Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Corporation, the Debt Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
Upon any such waiver the Corporation, the Debt Trustee and the holders of the Securities of that series (or of all Securities, as the case may be) shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.7, said default or Event of Default shall for all purposes of the Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

     The foregoing provisions shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such sections are hereby expressly excluded from this Indenture and the Securities, as permitted by the Trust Indenture Act.

     SECTION 5.8    Notice of Defaults.

     The Debt Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Security Register, notice of all defaults with respect to that series known to the Debt Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 5.8 being hereby defined to be the events specified in clauses (a), (b), (c), (d), (e) and (f) of Section 5.1, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause
(c) of Section 5.1); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Debt Trustee shall (i) not be deemed to have knowledge of a default unless a Responsible Officer has actual knowledge or receives written notice and (ii) be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Debt Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.1(c), no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

     SECTION 5.9    Undertaking to Pay Costs.

     All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Debt Trustee for any action taken or omitted by it as Debt Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.9 shall not apply to any suit instituted by the Debt Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in principal amount of the Securities of that series outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Corporation on or after the same shall have become due and payable.

                            ARTICLE 6

                      CONCERNING THE TRUSTEE

     SECTION 6.1    Duties and Responsibilities of Debt Trustee.

     With respect to the holders of any series of Securities issued hereunder, the Debt Trustee, prior to the occurrence of an Event of Default with respect to securities of that series and after the curing or waiving of all Events of Default which may have occurred, with respect to securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Debt Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Debt Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

     (a) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred

          (1) the duties and obligations of the Debt Trustee with respect to Securities of a series shall be determined solely by the express provisions of this Indenture, and the Debt Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Debt Trustee; and

          (2) in the absence of bad faith on the part of the Debt Trustee, the Debt Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Debt Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Debt Trustee, the Debt Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Debt Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Debt Trustee, unless it shall be proved that the Debt Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Debt Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.7, relating to the time, method and place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred upon the Debt Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Debt Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

     SECTION 6.2    Reliance on Documents, Opinions, etc.

     Except as otherwise provided in Section 6.1:

     (a) the Debt Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Corporation mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Debt Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Corporation;

     (c) the Debt Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Debt Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Debt Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

     (e) the Debt Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Debt Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (that has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

     (f) the Debt Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the outstanding Securities of the series affected thereby; provided, however, that if the payment within a reasonable time to the Debt Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Debt Trustee, not reasonably assured to the Debt Trustee by the security afforded to it by the terms of this Indenture, the Debt Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

     (g) the Debt Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent), custodians, nominees or attorneys, and the Debt Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

     SECTION 6.3    No Responsibility for Recitals, etc.

     The recitals contained herein and in the Securities (except in the certificate of authentication of the Debt Trustee or the Authenticating Agent) shall be taken as the statements of the Corporation and the Debt Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Debt Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Debt Trustee and the Authenticating Agent shall not be accountable for the use or application by the Corporation of any Securities or the proceeds of any Securities authenticated and delivered by the Debt Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

     SECTION 6.4 Debt Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities.

     The Debt Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Debt Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

     SECTION 6.5    Moneys to be Held in Trust.

     Subject to the provisions of Section 11.4, all moneys received by the Debt Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Debt Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Corporation. So long as no Event of Default with respect to a series of Securities shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Corporation, signed by the Chairman of the Board of Directors, the President, any Vice President, the Treasurer or any Assistant Treasurer of the Corporation.

     SECTION 6.6    Compensation and Expenses of Debt Trustee.

     The Corporation, as borrower, covenants and agrees to pay to the Debt Trustee from time to time, and the Debt Trustee shall be entitled to, compensation as agreed from time to time between the Corporation and the Debt Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Corporation will pay or reimburse the Debt Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Debt Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and any amounts paid by the Debt Trustee to any Authenticating Agent pursuant to Section 6.14) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Corporation also covenants to indemnify the Debt Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Debt Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Corporation under this Section 6.6 to compensate and indemnify the Debt Trustee and to pay or reimburse the Debt Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder, and shall survive the resignation or removal of the Debt Trustee and the termination of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Debt Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

     SECTION 6.7    Officers' Certificate as Evidence.

     Except as otherwise provided in Sections 6.1 and 6.2, whenever in the administration of the provisions of this Indenture the Debt Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Debt Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Debt Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Debt Trustee, shall be full warrant to the Debt Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 6.8    Conflicting Interest of Debt Trustee.

     If the Debt Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Debt Trustee and the Corporation shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     SECTION 6.9    Eligibility of Debt Trustee.

     The Debt Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.9 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     The Corporation may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Corporation, serve as Debt Trustee.

     In case at any time the Debt Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Debt Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

     SECTION 6.10   Resignation or Removal of Debt Trustee.

     (a) The Debt Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Corporation and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Corporation shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Debt Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Debt Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of
Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b)  In case at any time any of the following shall occur:

          (i)  the Debt Trustee shall fail to comply with the provisions of
          Section 6.8 after written request therefor by the Corporation or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

          (ii) the Debt Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Corporation or by any such Securityholder, or

          (iii) the Debt Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Debt Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Debt Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Debt Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Debt Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.9, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Debt Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Debt Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Debt Trustee with respect to such series and nominate a successor trustee with respect to the applicable series of Securities or all series, as the case may be, which shall be deemed appointed as successor trustee with respect to the applicable series unless within 10 days after such nomination the Corporation objects thereto, in which case the Debt Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as provided in subsection (a) of this Section 6.10, may petition any court of competent jurisdiction for an appointment of a successor trustee with respect to such series.

     (d) Any resignation or removal of the Debt Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

     SECTION 6.11   Acceptance by Successor Debt Trustee.

     Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Corporation and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Corporation shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Corporation, the retiring trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trustee hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

     No successor trustee shall accept appointment as provided in this Section
6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 6.11, the Corporation shall mail notice of the succession of such trustee hereunder to the holders of Securities of any applicable series at their addresses as they shall appear on the Security Register. If the Corporation fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Corporation.

     SECTION 6.12   Succession by Merger, etc.

     Any corporation into which the Debt Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debt Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Debt Trustee, shall be the successor of the Debt Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     In case at the time such successor to the Debt Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Debt Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Debt Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Debt Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Debt Trustee or authenticate Securities of any series in the name of any predecessor Debt Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 6.13   Limitation on Rights of Debt Trustee as a Creditor.

     The Debt Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Debt Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

     SECTION 6.14   Authenticating Agents.

     There may be one or more Authenticating Agents appointed by the Debt Trustee upon the request of the Corporation with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided, that the Debt Trustee shall have no liability to the Corporation for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

     Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Debt Trustee and to the Corporation. The Debt Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section

6.14, the Debt Trustee may, and upon the request of the Corporation shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14, shall give written notice of such appointment to the Corporation and shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

     The Debt Trustee agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Debt Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.6. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Debt Trustee.

                            ARTICLE 7

                  CONCERNING THE SECURITYHOLDERS

     SECTION 7.1    Action by Securityholders.

     Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

     If the Corporation shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Corporation may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Corporation shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     SECTION 7.2    Proof of Execution by Securityholders.

     Subject to the provisions of Section 6.1, 6.2 and 8.5, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Debt Trustee or in such manner as shall be satisfactory to the Debt Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Debt Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.6.

     SECTION 7.3    Who Are Deemed Absolute Owners.

     Prior to due presentment for registration of transfer of any Security, the Corporation, the Debt Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Corporation nor the Debt Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     SECTION 7.4    Securities Owned by Corporation Deemed Not Outstanding.

     In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Corporation or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Debt Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Debt Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.4 if the pledgee shall establish to the satisfaction of the Debt Trustee the pledgee's right to vote such Securities and that the pledgee is not the Corporation or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any such other obligor. In the case of a dispute as to such right, any decision by the Debt Trustee taken upon the advice of counsel shall be full protection to the Debt Trustee.

     SECTION 7.5    Revocation of Consents; Future Holders Bound.

     At any time prior to (but not after) the evidencing to the Debt Trustee, as provided in Section 7.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Security specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Debt Trustee at the Principal Office of the Debt Trustee and upon proof of holding as provided in Section 7.2, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                            ARTICLE 8

                    SECURITYHOLDERS' MEETINGS

     SECTION 8.1    Purposes of Meetings.

     A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

     (a) to give any notice to the Corporation or to the Debt Trustee, or to give any directions to the Debt Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Five;

     (b) to remove the Debt Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

     (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.2; or

     (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

     SECTION 8.2    Call of Meetings by Debt Trustee.

     The Debt Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.1, to be held at such time and at such place in New York, New York or Wilmington, Delaware, as the Debt Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities register of such series. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     SECTION 8.3    Call of Meetings by Corporation or Securityholders.

     In case at any time the Corporation pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Debt Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Debt Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Corporation or such Securityholders may determine the time and the place in said New York, New York or Wilmington, Delaware, as applicable, for such meeting and may call such meeting to take any action authorized in Section 8.1, by mailing notice thereof as provided in
Section 8.2.

     SECTION 8.4    Qualifications for Voting.

     To be entitled to vote at any meeting of Securityholders a person shall
(a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Debt Trustee and its counsel and any representatives of the Corporation and its counsel.

     SECTION 8.5    Regulations.

     Notwithstanding any other provisions of this Indenture, the Debt Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Debt Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Securityholders as provided in Section 8.3, in which case the Corporation or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 7.4, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of
Section 8.2 or 8.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     SECTION 8.6    Voting.

     The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Debt Trustee to be preserved by the Debt Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                            ARTICLE 9

                     SUPPLEMENTAL INDENTURES

     SECTION 9.1    Supplemental Indentures without Consent of Securityholders.

     The Corporation and the Debt Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

     (a) to evidence the succession of another corporation to the Corporation, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Corporation pursuant to Article Ten hereof;

     (b) to add to the covenants of the Corporation such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors and the Debt Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Debt Trustee upon such default;

     (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture;

     (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11;

     (f) to make any change that does not adversely affect the rights of any Securityholder in any material respect; or

     (g) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities.

     The Debt Trustee is hereby authorized to join with the Corporation in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Debt Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Debt Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
9.1 may be executed by the Corporation and the Debt Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.2.

     SECTION 9.2    Supplemental Indentures with Consent of Securityholders.

     With the consent (evidenced as provided in Section 7.1) of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as a class), and in the case of Securities issued to a General Motors Capital Trust, the holders of a majority in aggregate liquidation amount of the related Preferred Securities, the Corporation, when authorized by a Board Resolution, and the Debt Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each series so affected; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security affected thereby, (i) extend the fixed maturity of any Security of any series, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, without the consent of the holder of each Security so affected or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such supplemental indenture; provided, further, that if the Securities of such series are held by a General Motors Capital Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable General Motors Capital Trust shall have consented to such supplemental indenture; provided further, that if the consent of the holder of each outstanding Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable General Motors Capital Trust shall have consented to such supplemental indenture.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

     Upon the request of the Corporation accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Debt Trustee of evidence of the consent of Securityholders as aforesaid, the Debt Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture affects the Debt Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Debt Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Debt Trustee may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Debt Trustee under the provisions of this Article to join in the execution thereof.

     Promptly after the execution by the Corporation and the Debt Trustee of any supplemental indenture pursuant to the provisions of this Section, the Debt Trustee shall transmit, at the Corporation's expense, by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Debt Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 9.3 Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

     Any supplemental indenture executed pursuant to the provisions of this Article Nine shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Debt Trustee, the Corporation and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.4    Notation on Securities.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article Nine may bear a notation in form approved by the Corporation as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities of any series so modified as to conform, in the opinion of the Corporation, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Corporation, authenticated by the Debt Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

SECTION 9.5 Evidence of Compliance of Supplemental Indenture to be Furnished Debt Trustee.

     The Debt Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Nine.

                            ARTICLE 10

        CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.

     SECTION 10.1   Corporation May Consolidate, etc., on Certain Terms.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Corporation with or into any other corporation or corporations organized under the laws of a domestic jurisdiction (whether or not affiliated with the Corporation, as the case may be), or successive consolidations or mergers in which the Corporation, as the case may be, or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Corporation, as the case may be, or its successor or successors as an entirety, or substantially as an entirety, to any other corporation organized under the laws of a domestic jurisdiction (whether or not affiliated with the Corporation, as the case may be, or its successor or successors) authorized to acquire and operate the same; provided, however, that the Corporation hereby covenants and agrees that, upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment, in the case of the Corporation, of the principal of (premium, if any) and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series to be kept or performed by the Corporation as the case may be, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Debt Trustee executed and delivered to the Debt Trustee by the entity formed by such consolidation, or into which the Corporation, as the case may be, shall have been merged, or by the entity which shall have acquired such property; provided, further, that after giving effect thereto, no Default shall have occurred and be continuing hereunder.

     SECTION 10.2   Successor Corporation to be Substituted for Corporation.

     In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Debt Trustee and satisfactory in form to the Debt Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Corporation, such successor corporation shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as the party of the first part, and the Corporation thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of General Motors Corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Debt Trustee or the Authenticating Agent; and, upon the order of such successor corporation instead of the Corporation and subject to all the terms, conditions and limitations in this Indenture prescribed, the Debt Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Corporation to the Debt Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Debt Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

     SECTION 10.3   Opinion of Counsel to be Given Debt Trustee.

     The Debt Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, conveyance or transfer, and any assumption, permitted or required by the terms of this Article Ten complies with the provisions of this Article Ten.

                            ARTICLE 11

             SATISFACTION AND DISCHARGE OF INDENTURE.

     SECTION 11.1   Discharge of Indenture.

     When (a) the Corporation shall deliver to the Debt Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.8) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Debt Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Debt Trustee for the giving of notice of redemption, and the Corporation shall deposit with the Debt Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.8) not theretofore canceled or delivered to the Debt Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Securities (1) theretofore repaid to the Corporation in accordance with the provisions of
Section 11.4, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation, then this Indenture shall cease to be of further effect, except that the provisions of Sections 2.5, 2.7, 2.8, 3.1, 3.2, 3.4, 6.6, 6.10 and 11.4 hereof shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.6 and 11.4 shall survive, and the Debt Trustee, on demand of the Corporation accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Corporation, however, hereby agreeing to reimburse the Debt Trustee for any costs or expenses thereafter reasonably and properly incurred by the Debt Trustee in connection with this Indenture or the Securities.

     SECTION 11.2 Deposited Moneys and U.S. Government Obligations to be Held in Trust by Debt Trustee.

     Subject to the provisions of Section 11.4, all moneys and U.S. Government Obligations deposited with the Debt Trustee pursuant to Sections 11.1 or 11.5 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Corporation if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Debt Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

     SECTION 11.3   Paying Agent to Repay Moneys Held.

     Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Debt Trustee) shall, upon demand of the Corporation, be repaid to it or paid to the Debt Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     SECTION 11.4   Return of Unclaimed Moneys.

     Any moneys deposited with or paid to the Debt Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for 3 years after the date upon which the principal of, and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Corporation by the Debt Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Corporation for any payment which such holder may be entitled to collect and all liability of the Debt Trustee or such paying agent with respect to such moneys shall thereupon cease.

     SECTION 11.5 Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

     (a) The Corporation shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to any series of Securities upon satisfaction of the applicable conditions set forth below with respect to such series of Securities:

          (i) The Corporation shall have deposited or caused to be deposited irrevocably with the Debt Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (A) money in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination of (A) and (B), sufficient, in the opinion (with respect to (B) and (C)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Debt Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest and premium, if any, on, the outstanding Securities of such series on the dates such installments of principal, interest or premium are due;

          (ii) if the Securities of such series are then listed on any national securities exchange, the Corporation shall have delivered to the Debt Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.5 would not cause such Securities to be delisted from such exchange;

          (iii) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

          (iv) the Corporation shall have delivered to the Debt Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the exercise of the option under this Section 11.5 and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being Discharged, such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

     (b) "Discharged" means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Debt Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on such Securities when such payments are due; (B) the Corporation's obligations with respect to such Securities under Sections 2.7, 2.8, 5.2 and 11.4; and (C) the rights, powers, trusts, duties and immunities of the Debt Trustee hereunder.

     (c) "Defeasance Agent" means another financial institution which is eligible to act as Debt Trustee hereunder and which assumes all of the obligations of the Debt Trustee necessary to enable the Debt Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this section, the following conditions shall apply:

          (i) The Debt Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

          (ii) The Defeasance Agent shall provide verification to the Debt Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.5;

          (iii) The Debt Trustee shall determine whether the Corporation shall be deemed to have been Discharged from its respective obligations with respect to any series of Securities.

                            ARTICLE 12

             IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                     OFFICERS AND DIRECTORS.

     SECTION 12.1   Indenture and Securities Solely Corporate Obligations.

     No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Corporation in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or of any successor corporation of the Corporation, either directly or through the Corporation or any successor corporation of the Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                            ARTICLE 13

                    MISCELLANEOUS PROVISIONS.

     SECTION 13.1   Successors.

     All the covenants, stipulations, promises and agreements in this Indenture contained by the Corporation shall bind its successors and assigns whether so expressed or not.

     SECTION 13.2   Official Acts by Successor Corporation.

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Corporation shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.

     SECTION 13.3   Surrender of Corporation Powers.

     The Corporation by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Debt Trustee may surrender any of the powers reserved to the Corporation, and thereupon such power so surrendered shall terminate both as to the Corporation, as the case may be, and as to any successor corporation.

     SECTION 13.4   Addresses for Notices, etc.

     Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Debt Trustee or by the holders of Securities on the Corporation may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Corporation with the Debt Trustee for the purpose) to the Corporation, 100 Renaissance Center, Detroit, Michigan 48243-7301, Attention: General Counsel. Any notice, direction, request or demand by any Securityholder to or upon the Debt Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Debt Trustee, addressed to the Debt Trustee, 1100 North Market Street, Wilmington, Delaware 19890-

0001, Attention:  Corporate Trust Administration.

     SECTION 13.5   Governing Law.

     This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

     SECTION 13.6   Evidence of Compliance with Conditions Precedent.

     Upon any application or demand by the Corporation to the Debt Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Debt Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Debt Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 13.7   Legal Holidays.

     In any case where the date of payment of interest on or principal of the Securities will be in New York, New York or Wilmington, Delaware a legal holiday or a day on which banking institutions are authorized by law to close, the payment of such interest on or principal of the Securities need not be made on such date but may be made on the next succeeding day not in the City a legal holiday or a day on which banking institutions are authorized by law to close, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

     SECTION 13.8   Trust Indenture Act to Control.

     (a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, such required provision shall control.

     (b) Notwithstanding the foregoing, any provisions contained in this Indenture as to directions and waivers by Securityholders or impairment of Securityholders' rights to payment shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such sections are hereby expressly excluded from this Indenture and the Securities, as permitted by the Trust Indenture Act.

     SECTION 13.9   Table of Contents, Headings, etc.

     The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 13.10  Execution in Counterparts.

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 13.11  Separability.

     In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 13.12  Assignment.

     The Corporation will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Corporation, provided that, in the event of any such assignment, the Corporation, as the case may be, will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

     SECTION 13.13  Acknowledgment of Rights.

     The Corporation acknowledges that, with respect to any Securities held by a General Motors Capital Trust or a trustee of such trust, if the Institutional Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the series of Securities held as the assets of such General Motors Capital Trust, any holder of Preferred Securities may institute legal proceedings directly against the Corporation to enforce such Institutional Trustee's rights under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Corporation to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Corporation acknowledges that a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the applicable series of Securities.

                            ARTICLE 14

                  REDEMPTION OF SECURITIES -- MANDATORY AND
                            OPTIONAL SINKING FUND

     SECTION 14.1   Applicability of Article.

     The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

     SECTION 14.2   Notice of Redemption; Selection of Securities.

     In case the Corporation shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

     Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Corporation will deposit with the Debt Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

     If less than all the Securities of a series are to be redeemed, the Corporation will give the Debt Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Securities of that series to be redeemed and the Debt Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of that series or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Security) to be redeemed.

     SECTION 14.3   Payment of Securities Called for Redemption.

     If notice of redemption has been given as provided in Section 14.2 or
Section 14.4, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Corporation shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Corporation at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

     Upon presentation of any Security of any series redeemed in part only, the Corporation shall execute and the Debt Trustee shall authenticate and deliver to the holder thereof, at the expense of the Corporation, a new Security or Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     SECTION 14.4   Mandatory and Optional Sinking Fund.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The last date on which any such payment may be made is herein referred to as a "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Corporation may at its option (a) deliver to the Debt Trustee Securities of that series theretofore purchased by the Corporation and (b) may apply as a credit Securities of that series which have been redeemed either at the election of the Corporation pursuant to the terms of such Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Securities have not been previously so credited. Each such Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Corporation intends so to deliver or credit such Securities with respect to any mandatory sinking fund payment it shall deliver to the Debt Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by any Vice President, the Treasurer or any Assistant Treasurer of the Corporation specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Securities and (b) any Securities to be so delivered. All Securities so delivered to the Debt Trustee shall be canceled by the Debt Trustee and no Securities shall be authenticated in lieu thereof. If the Corporation fails to deliver such certificate and Securities at or before the time provided above, the Corporation shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Securities.

     At its option the Corporation may pay into the sinking fund for the retirement of Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Securities. If the Corporation intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Debt Trustee at least 60 days prior to the next succeeding sinking fund payment date for such Series a certificate signed by any Vice President, the Treasurer or any Assistant Treasurer of the Corporation stating that the Corporation intends to exercise such optional right and specifying the amount which the Corporation intends to pay on such sinking fund payment date. If the Corporation fails to deliver such certificate at or before the time provided above, the Corporation shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

     If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Corporation shall so request) with respect to the Securities of any particular series, it shall be applied by the Debt Trustee or one or more paying agents on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Debt Trustee shall select, in the manner provided in Section 14.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and the Debt Trustee shall, at the expense and in the name of the Corporation, thereupon cause notice of redemption of Securities of such series to be given in substantially the manner and with the effect provided in Sections 14.2 and
14.3 for the redemption of Securities of that series in part at the option of the Corporation, except that the notice of redemption shall also state that the Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Debt Trustee or any paying agent to the redemption of Securities of that series shall be added to the next cash sinking fund payment received by the Debt Trustee or such paying agent and, together with such payment, shall be applied in accordance with the provisions of this Section 14.4. Any and all sinking fund moneys held by the Debt Trustee or any paying agent on the maturity date of the Securities of any particular series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Debt Trustee or such paying agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of that series at maturity.

     On or before each sinking fund payment date, the Corporation shall pay to the Debt Trustee or to one or more paying agents in cash a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date pursuant to this Section.

     Neither the Debt Trustee nor any paying agent shall redeem any Securities of a series with sinking fund moneys, and the Debt Trustee shall not mail any notice of redemption of Securities for such series by operation of the sinking fund, during the continuance of a default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Debt Trustee or any paying agent shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Debt Trustee or such paying agent for that purpose in accordance with the terms of this Article Fourteen. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all such Securities; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this
Section 14.4.

                            ARTICLE 15

                   SUBORDINATION OF SECURITIES

     SECTION 15.1   Agreement to Subordinate.

     The Corporation covenants and agrees, and each holder of Securities issued hereunder and under any supplemental indenture or by any resolutions by the Board of Directors ("Additional Provisions") by such Securityholder's acceptance thereof likewise covenants and agrees, that all Securities of all series shall be issued subject to the provisions of this Article Fifteen; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment by the Corporation of the principal of, premium, if any, and interest on all Securities issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness and Other Financial Obligations of the Corporation and rank pari passu and equivalent to creditor obligations of those holding general unsecured claims not entitled to statutory priority under the United States Bankruptcy Code or otherwise, in each case whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article Fifteen shall prevent the occurrence of any default or Event of Default hereunder.

     SECTION 15.2   Default on Senior Indebtedness.

     No payment may be made of the principal of, premium, if any, or interest on the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities, at any time when (i) there is a default in the payment of the principal of, premium, if any, interest on or otherwise in respect of any Senior Indebtedness, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, or (ii) any event of default with respect to any Senior Indebtedness has occurred and is continuing, pursuant to which the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) have accelerated the maturity thereof.

     In the event that, notwithstanding the foregoing, any payment shall be received by the Debt Trustee when such payment is prohibited by the preceding paragraph of this Section 15.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness and Other Financial Obligations or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness and Other Financial Obligations may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness and Other Financial Obligations (or their representative or representatives or a trustee) notify the Debt Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and Other Financial Obligations and only the amounts specified in such notice to the Debt Trustee shall be paid to the holders of Senior Indebtedness and Other Financial Obligations.

     SECTION 15.3   Liquidation; Dissolution; Bankruptcy.

     Upon any payment by the Corporation or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Corporation, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness and Other Financial Obligations of the Corporation shall first be paid in full, or payment thereof provided for in money in accordance with their terms, before any payment is made by the Corporation on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to which the Securityholders or the Debt Trustee would be entitled to receive from the Corporation, except under the provisions of this Article Fifteen, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Debt Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness and Other Financial Obligations of the Corporation (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness and Other Financial Obligations held by such holders, as calculated by the Corporation) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness and Other Financial Obligations may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness and Other Financial Obligations in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness and Other Financial Obligations, before any payment or distribution is made to the Securityholders or to the Debt Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Debt Trustee before all Senior Indebtedness and Other Financial Obligations of the Corporation are paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness and Other Financial Obligations or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness and Other Financial Obligations may have been issued, and their respective interests may appear, as calculated by the Corporation, for application to the payment of all Senior Indebtedness and Other Financial Obligations of the Corporation, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness and Other Financial Obligations in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness and Other Financial Obligations.

     For purposes of this Article Fifteen, the words "cash, property or securities" shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fifteen with respect to the Securities to the payment of all Senior Indebtedness and Other Financial Obligations of the Corporation, as the case may be, that may at the time be outstanding, provided that (i) such Senior Indebtedness and Other Financial Obligations is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness and Other Financial Obligations are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Corporation with, or the merger of the Corporation into, another corporation or the liquidation or dissolution of the Corporation following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Ten of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Ten of this Indenture. Nothing in Section
15.2 or in this Section 15.3 shall apply to claims of, or payments to, the Debt Trustee under or pursuant to Section 6.6 of this Indenture.

     SECTION 15.4   Subrogation.

     Subject to the payment in full of all Senior Indebtedness and Other Financial Obligations of the Corporation, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness and Other Financial Obligations to receive payments or distributions of cash, property or securities of the Corporation, as the case may be, applicable to such Senior Indebtedness and Other Financial Obligations until all amounts owing on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness and Other Financial Obligations of any cash, property or securities to which the Securityholders or the Debt Trustee would be entitled except under the provisions of this Article Fifteen, and no payment over pursuant to the provisions of this Article Fifteen to or for the benefit of the holders of such Senior Indebtedness and Other Financial Obligations by Securityholders or the Debt Trustee, shall, as between the Corporation, its creditors other than holders of Senior Indebtedness and Other Financial Obligations of the Corporation, and the holders of the Securities, be deemed to be a payment by the Corporation to or on account of such Senior Indebtedness and Other Financial Obligations. It is understood that the provisions of this Article Fifteen are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness and Other Financial Obligations, on the other hand.

     Nothing contained in this Article Fifteen or elsewhere in this Indenture, any Additional Provisions or in the Securities is intended to or shall impair, as between the Corporation, its creditors other than the holders of Senior Indebtedness and Other Financial Obligations of the Corporation, and the holders of the Securities, the obligation of the Corporation, which is absolute and unconditional, to pay to the holders of the Securities the principal of, premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Corporation, as the case may be, other than the holders of Senior Indebtedness and Other Financial Obligations of the Corporation, as the case may be, nor shall anything herein or therein prevent the Debt Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article Fifteen of the holders of such Senior Indebtedness and Other Financial Obligations in respect of cash, property or securities of the Corporation, as the case may be, received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Corporation referred to in this Article Fifteen, the Debt Trustee, subject to the provisions of Article Six of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Debt Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness, Other Financial Obligations and other indebtedness of the Corporation, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

     SECTION 15.5   Debt Trustee to Effectuate Subordination.

     Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Debt Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints the Debt Trustee such Securityholder's attorney-in-fact for any and all such purposes.

     SECTION 15.6   Notice by the Corporation.

     The Corporation shall give prompt written notice to a Responsible Officer of any fact known to the Corporation that would prohibit the making of any payment of monies to or by the Debt Trustee in respect of the Securities pursuant to the provisions of this Article Fifteen. Notwithstanding the provisions of this Article Fifteen or any other provision of this Indenture or any Additional Provisions, the Debt Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Debt Trustee in respect of the Securities pursuant to the provisions of this Article Fifteen, unless and until a Responsible Officer shall have received written notice thereof from the Corporation or a holder or holders of Senior Indebtedness or Other Financial Obligations or from any trustee therefor; and before the receipt of any such written notice, the Debt Trustee, subject to the provisions of Article Six of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Debt Trustee shall not have received the notice provided for in this Section 15.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Debt Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     The Debt Trustee, subject to the provisions of Article Six of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness or Other Financial Obligations of the Corporation, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or Other Financial Obligations or a trustee on behalf of any such holder or holders. In the event that the Debt Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness or Other Financial Obligations to participate in any payment or distribution pursuant to this Article Fifteen, the Debt Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Debt Trustee as to the amount of such Senior Indebtedness or Other

Financial Obligations held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fifteen, and, if such evidence is not furnished, the Debt Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 15.7 Rights of the Debt Trustee; Holders of Senior Indebtedness and Other Financial Obligations.

     The Debt Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fifteen in respect of any Senior Indebtedness or Other Financial Obligations at any time held by it, to the same extent as any other holder of Senior Indebtedness or Other Financial Obligations, and nothing in this Indenture or any Additional Provisions shall deprive the Debt Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness or Other Financial Obligations of the Corporation, the Debt Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness or Other Financial Obligations shall be read into this Indenture or any Additional Provisions against the Debt Trustee. The Debt Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness or Other Financial Obligations and, subject to the provisions of Article Six of this Indenture, the Debt Trustee shall not be liable to any holder of such Senior Indebtedness or Other Financial Obligations if it shall pay over or deliver to Securityholders, the Corporation or any other Person money or assets to which any holder of such Senior Indebtedness or Other Financial Obligations shall be entitled by virtue of this Article Fifteen or otherwise.

     SECTION 15.8   Subordination May Not Be Impaired.

     No right of any present or future holder of any Senior Indebtedness or Other Financial Obligations of the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness or Other Financial Obligations of the Corporation may, at any time and from time to time, without the consent of or notice to the Debt Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article Fifteen or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness or Other Financial Obligations, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness or Other Financial Obligations, or otherwise amend or supplement in any manner such Senior Indebtedness or Other Financial Obligations or any instrument evidencing the same or any agreement under which such Senior Indebtedness or Other Financial Obligations is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness or Other Financial Obligations; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness or Other Financial Obligations; and (iv) exercise or refrain from exercising any rights against the Corporation, as the case may be, and any other Person.

                 *      *       *       *       *

     The Debt Trustee hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto duly affixed and attested, all as of the day and year first above written.





[Seal]                        GENERAL MOTORS CORPORATION
Attest:

                              By:
                              Its:




[Seal]                        WILMINGTON TRUST COMPANY, as Debt Trustee
Attest:

                              By:
                              Its:

STATE OF DELAWARE   )
COUNTY OF [                 ] )    ss.:

     On the ____ day of ________________________________, 1997 before me personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________________ ; that he is ____________________ of General Motors Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.




NOTARY PUBLIC

[seal] Commission expires:


STATE OF  )
COUNTY OF )    ss.:

     On the _____ day of ________________, 1997, before me personally came __________________________, to me known, who, being by me duly sworn, did depose and say that he resides at ___________________; that he is ___________________ of __________________________, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




NOTARY PUBLIC

[seal] Commission expires: